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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   MAY 17, 2002

DATE OF EARLIEST EVENT REPORTED:    MAY 3, 2002

                                THE ROUSE COMPANY
             (Exact name of registrant as specified in its charter)


       MARYLAND                        0-1743                   52-0735512
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation or                                       Identification Number)
organization)

                          10275 LITTLE PATUXENT PARKWAY
                          COLUMBIA, MARYLAND 21044-3456

                    (Address of principal executive offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (410) 992-6000

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     The Rouse Company ("we", "Rouse" or "us") previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2002 that we, Simon Property Group, Inc. and Westfield America Trust entered into a Purchase Agreement, dated as of January 12, 2002 (the "Purchase Agreement"), by and among Rodamco North America N.V. ("Rodamco"), Westfield America Limited Partnership ("Westfield"), Westfield Growth, LP, Simon Property Group, L.P. ("Simon"), Hoosier Acquisition, LLC, Rouse and Terrapin Acquisition, LLC, whereby Terrapin Acquisition, LLC, Hoosier Acquisition, LLC and Westfield Growth, LP (entities newly formed by Rouse, Simon and Westfield and collectively referred to as the "Purchasers") had agreed to purchase substantially all of the assets of Rodamco (the "Acquisition").

     On May 3, 2002, we, Simon Property Group, Inc. and Westfield America Trust completed the Acquisition pursuant to the Purchase Agreement, as amended by the First Amendment to the Purchase Agreement, dated as of May 3, 2002 (the "First Amendment"), by and among Rodamco, Westfield, Simon, Rouse and the Purchasers. We announced the completion of the Acquisition on May 6, 2002.

     Our share of the purchase price was approximately $1.57 billion. We paid approximately 605 million euros (approximately $546 million based on exchange rates then in effect) to Rodamco at closing. We also paid approximately $261 million to retire certain obligations of Rodamco and to pay transaction costs. Our share of the debt secured by the operating properties in which we acquired interests is approximately $662 million and our share of subsidiary perpetual preferred stock assumed by the Purchasers is approximately $24 million. In addition, as described below, we assumed approximately $72 million of debt relating to our acquisition of an entity developing a portion of the expansion of Fashion Show in Las Vegas, NV. The debt secured by operating properties we acquired or by the Fashion Show expansion does not include debt encumbering properties to be held by the Purchasers jointly which totals approximately $14 million. Our share of the purchase price, which is subject to adjustment, was based on the allocated prices of the properties that we acquired, directly or indirectly, our share of properties we own jointly with Simon and Westfield and our proportionate share of Rodamco's debt and the transaction expenses for the Acquisition. The aggregate purchase price was determined as a result of negotiations between Rodamco and the Purchasers; our portion of the aggregate purchase price was determined as a result of negotiations between the Purchasers. We expect to incur additional transaction costs with respect to the Acquisition.

     Funds for payment of our portion of the purchase price were provided as follows: (i) $284 million from our January and February, 2002 common stock issuances, (ii) $392 million borrowed under a bridge loan facility provided by Banc of America Securities, LLC and Banc of America Mortgage Capital Corporation, (iii) approximately $111 million from the sale of 12 community retail centers in Columbia, MD, and (iv) approximately $20 million from the sale of our 50% interest in Franklin Park in Toledo, OH, as further described below. The bridge loan facility has an initial maturity of six months, and we have the right to extend the maturity on $320 million of the borrowings for an additional six months and on $250 million for another six months.

     The primary assets we acquired were direct or indirect interests in eight regional retail centers, which we intend to continue to operate, as described below:

              PROPERTY INTERESTS ACQUIRED BY THE ROUSE COMPANY
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PROPERTY                         INTEREST ACQUIRED        LOCATION
--------                         -----------------        --------
Collin Creek (1) (2)                    70%               Plano, TX
Lakeside Mall (1)                       100%              Sterling Heights, MI
North Star (1) (2)                      96%               San Antonio, TX
Oakbrook Center                         47%               Oakbrook, IL
Perimeter Mall (1) (2)                  50%               Atlanta, GA
The Streets at Southpoint               94%               Durham, NC
Water Tower Place                       52%               Chicago, IL
Willowbrook (1) (2)                     62%               Wayne, NJ

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(1)  As a result of the Acquisition, we own 100% interests in these properties.
(2)  Property was in an existing joint venture between Rodamco and Rouse.


     We also acquired a 99% interest in an entity that is developing a portion of the expansion of Fashion Show in Las Vegas, NV on land that is leased from us. We assumed the debt of this entity which approximated $72 million at closing.

     The Purchasers also jointly acquired interests in several other assets, some of which have already been sold. These assets include investments in real estate operating companies (South Square Mall, River Ridge, the Plaza at Saw Mill Place, Westin New York and Kravco), an investment in MerchantWired, and investments in entities that hold purchase money notes arising from the sales of certain of the Rodamco assets prior to the closing. The Purchasers also jointly acquired Urban Retail Properties Co., Rodamco's third party management business, which they intend to operate.

     Prior to the Acquisition, there were no material relationships between Rodamco and us or any of our affiliates, any director or officer of us or any affiliate of any such director or officer, except affiliates of Rouse
(i) had a 50% interest in and managed Perimeter Mall, in which Rodamco had a 50% ownership interest; (ii) had a 37.50% interest and managed Willowbrook, in which Rodamco had a 62.50% ownership interest; (iii) had a 30% interest in and managed Collin Creek, in which Rodamco had a 70% ownership interest; (iv) had a 3.55% interest in North Star, in which Rodamco had a 96.45% ownership interest; and (v) had a 50% interest in and managed Franklin Park, a retail center in Toledo, OH, in which Rodamco had a 50% ownership interest.

     Shortly before the closing of the Acquisition, we sold our interest in Franklin Park to an affiliate of Westfield America Trust for cash proceeds of approximately $20 million.

     The Purchase Agreement was previously filed in our Current Report on Form 8-K filed on January 16, 2002 and is incorporated herein by reference. The First Amendment is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired:

          The financial statements for the assets we acquired are not included in this filing of this report. We will file these financial statements no later than July 19, 2002.

          (b) Pro forma financial information:

          The pro forma financial information required by Item 7(b) is not included in this filing of this report. We will file the required pro forma financial information no later than July 19, 2002.

          (c)  Exhibit    Description
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               2.1       Purchase Agreement by and among Rodamco North
                         America N.V., Westfield America Limited
                         Partnership, Westfield Growth, LP, Simon Property Group, L.P., Hoosier Acquisition, LLC, The Rouse Company and Terrapin Acquisition, LLC, dated as of January 12, 2002, is incorporated herein by reference from our Current Report on Form 8-K (File No. 0-1743) filed January 16, 2002.

               2.2 First Amendment to the Purchase Agreement by and among Rodamco North America N.V., Westfield America Limited Partnership, Westfield Growth, LP, Simon Property Group, L.P., Hoosier Acquisition, LLC, The Rouse Company and Terrapin Acquisition, LLC, dated as of May 3, 2002.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



Dated: May 17, 2002


                                    THE ROUSE COMPANY


                                    By: /s/ Melanie M. Lundquist
                                        --------------------------------------
                                        Melanie M. Lundquist
                                        Vice President and Corporate Controller



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                                  EXHIBIT INDEX


     Exhibit      Description
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       2.1        Purchase Agreement by and among Rodamco North America
                  N.V., Westfield America Limited Partnership, Westfield
                  Growth, LP, Simon Property Group, L.P., Hoosier
                  Acquisition, LLC, The Rouse Company and Terrapin
                  Acquisition, LLC, dated as of January 12, 2002, is incorporated herein by reference from our Current Report on Form 8-K (File No. 0-1743) filed January 16, 2002.

       2.2 First Amendment to the Purchase Agreement by and among Rodamco North America N.V., Westfield America Limited Partnership, Westfield Growth, LP, Simon Property Group, L.P., Hoosier Acquisition, LLC, The Rouse Company and Terrapin Acquisition, LLC, dated as of May 3, 2002.